Exhibit 10.12

OMNIBUS AMENDMENT TO NOTE PURCHASE AGREEMENTS

AND EXCHANGE AGREEMENT

This Omnibus Amendment to the Note Purchase Agreements and the Exchange Agreement (this “Omnibus Amendment”) is made and entered into effective as of May 28, 2020, by and among: (a) with respect to the Note Purchase Agreements: (i) Hycroft Mining Corporation, a Delaware corporation (the “Company” or “Seller”)), (ii) each of the direct or indirect subsidiaries of the Company listed on the signature pages hereto (the “Subsidiaries”), (iii) the entities listed on Schedule A attached hereto (each, a “1.5 Lien Noteholder” and collectively, the “1.5 Lien Noteholders”) and (iv) WBox 2015-5 Ltd., in its capacity as collateral agent under each of the Note Purchase Agreements (the “Collateral Agent” and, together with the Company, the Subsidiaries and the 1.5 Lien Noteholders, the “Notes Parties”); and (b) with respect to the Exchange Agreement (as defined below): (i) the Company, (ii) MUDS Acquisition Sub, Inc., a Delaware corporation (“Acquisition Sub”), (iii) the 1.5 Lien Noteholders and (iv) the entities listed on Schedule B attached hereto (each, a “New Subordinated Noteholder” and collectively, the “New Subordinated Noteholders” and together with the 1.5 Lien Noteholders, the “Noteholders”). The parties hereto shall be collectively referred to as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Exchange Agreement or the Note Purchase Agreements, as applicable.

Recitals

A.            The Company, the Subsidiaries, the 1.5 Lien Noteholders and the Collateral Agent are parties to those certain Note Purchase Agreements dated May 3, 2016, July 29, 2016, September 22, 2016, November 30, 2016, February 2, 2017, April 12, 2017, June 30, 2017, July 14, 2017, December 20, 2017, March 8, 2018, May 10, 2018, July 10, 2018, August 22, 2018, November 1, 2018 and December 19, 2018 (the “Note Purchase Agreements”), pursuant to which the Company issued 15% PIK Secured Notes due 2020 (the “1.5 Lien Notes”) to the 1.5 Lien Noteholders.

B.            Pursuant to Section 9.2 of each Note Purchase Agreement, such Note Purchase Agreement may be amended with the consent of the Requisite Holders (as defined in the respective Note Purchase Agreement).

C.            The undersigned Noteholders constitute the Requisite Holders with respect to each Note Purchase Agreement.

D.            The Company, Acquisition Sub and the Noteholders are parties to that certain Exchange Agreement dated January 13, 2020 (the “Exchange Agreement”), pursuant to which the Noteholders will transfer the Exchange Notes (as defined in the Exchange Agreement) to Acquisition Sub.

E.            Pursuant to Section 8.k of the Exchange Agreement, the Exchange Agreement may be amended by written agreement signed by each of the parties to the Exchange Agreement.

Agreement

NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements herein contained, the receipt and adequacy of which is hereby acknowledged, the Parties agree to amend the Note Purchase Agreements and the Exchange Agreement as follows:

1.            Note Purchase Agreements.

1.1            The Company hereby waives any and all obligations set forth in Section 14.2(a)(i) of the Note Purchase Agreements, including, but not limited to, the obligation to deliver certificates in the form of Exhibit B and Exhibit C to the Note Purchase Agreements in connection with the transactions set forth in the Exchange Agreement.

1.2            Notwithstanding anything contained in the Note Purchase Agreements (or any related Note Document) to the contrary, the 1.5 Lien Notes may be transferred to a sophisticated party in connection with the transactions contemplated by the Exchange Agreement.

1.3            The registration of the transfer of the 1.5 Lien Notes by the 1.5 Lien Noteholders to Acquisition Sub, as contemplated by Section 14.2 of the Note Purchase Agreements, shall be deemed to occur upon consummation of the transactions set forth in the Exchange Agreement, and the transfer of such 1.5 Lien Notes from Acquisition Sub to the Company shall be deemed to occur concurrently with the closing of the Acquisition (as defined in the Exchange Agreement).

1.4            The Collateral Agent hereby waives any right to receive an Opinion of Counsel (as defined in the Note Purchase Agreements) and an Officer’s Certificate (as used in the Note Purchase Agreements) pursuant to Section 9.5 of the Note Purchase Agreements in connection with this Omnibus Amendment.

2.            Exchange Agreement.

2.1            The Company represents and warrants that it is in possession of all of the Excess Notes, and the Acquisition Sub and Seller hereby waive any obligation of the New Subordinated Noteholders to deliver such Excess Notes to Acquisition Sub pursuant to Section 2.b(i) of the Exchange Agreement.

2.2            To the extent a 1.5 Lien Noteholder fails to deliver one (or more) of its 1.5 Lien Notes to Acquisition Sub on or prior to the Closing Date, Acquisition Sub and Seller hereby waive the obligations of such 1.5 Lien Noteholder to deliver the 1.5 Lien Notes to Acquisition Sub pursuant to Section 2.b(i) of the Exchange Agreement.

2.3            Section 3 of the Exchange Agreement is hereby amended to add the following as Section 3.l:

i.            Neither such Noteholder nor any person acting on its behalf has conducted any general solicitation or general advertising within the meaning of Regulation D of the Securities Act of 1933, as amended in connection with the assignment and transfer of the 1.5 Lien Notes.

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ii.            The Noteholder is not the issuer of the 1.5 Lien Notes or a subsidiary of such issuer.

iii.            The Noteholder acquired the 1.5 Lien Notes for investment purposes and not with a view to distribution in violation of the federal securities laws.”

2.4            Section 4 of the Exchange Agreement is hereby amended to add the following as Section 4.j, to move the “Disclaimer of Other Warranties” provision to Section 4.k and to revise references to Section 4.j in the Exchange Agreement to refer to Section 4.k instead:

a.          “j.      Ability to Bear Risk and Sophistication.

i.            Acquisition Sub hereby acknowledges that ownership of and investment in Exchange Notes involves substantial risk. Acquisition Sub has such knowledge and experience in financial and business matters, and its financial situation is such, that it is capable of evaluating the merits and risks of its participation in this Exchange Agreement and of bearing the economic risk of its investment in Exchange Notes (including the complete loss of such investment). The Exchange Notes are being acquired solely for Acquisition Sub's own account. Acquisition Sub has been given the opportunity to (i) ask questions of and receive answers concerning the terms and conditions of the Exchange Notes and the business and financial condition of the Seller and (ii) obtain any additional information that is necessary to assist Acquisition Sub in evaluating the advisability of the purchase of the Exchange Notes.”

2.5            Section 4 of the Exchange Agreement is hereby amended to add the following as Section 4.l:

a.            Delivery of Exchange Notes. Acquisition Sub hereby (i) acknowledges that some or all of the 1.5 Lien Noteholders may be unable to deliver each 1.5 Lien Note to Acquisition Sub prior to the Closing Date and (ii) waives the condition precedent under the Exchange Agreement to deliver each 1.5 Lien Note prior to the Closing Date; provided that Acquisition Sub makes such acknowledgments and waivers upon the representations and warranties and covenants, obligations and other provisions contained in this Agreement, including without limitation Exhibit D hereto.

2.6            Section 5.d of the Exchange Agreement is hereby amended to add the following as the final sentence:

a.            “Seller hereby represents and warrants to Acquisition Sub that each Noteholder is the holder of record of the Exchange Notes being assigned by such Noteholder pursuant to this Exchange Agreement.”

2.7            Section 5 of the Exchange Agreement is hereby amended to add the following as Section 5.e:

a.            “Exhibit D. To the extent a 1.5 Lien Noteholder fails to deliver one (or more) of its 1.5 Lien Notes to Acquisition Sub on or prior to the Closing Date, such 1.5 Lien Noteholder hereby makes the representations and warranties contained in Exhibit D hereto and agrees to the covenants, obligations and other provisions contained in Exhibit D hereto.

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2.8            Section 5 of the Exchange Agreement is hereby amended to add the following as Section 5.f:

a.            “Cancellation of Exchange Notes. Seller hereby (i) acknowledges that some or all of the 1.5 Lien Noteholders may be unable to deliver each 1.5 Lien Note to Acquisition Sub prior to the Closing Date and (ii) waives the condition precedent under the Exchange Agreement to deliver each 1.5 Lien Note prior to the Closing Date; provided that any failure to deliver one or more of the 1.5 Lien Notes shall be subject to the terms of the Noteholder representations and warranties, covenants, obligations and other provisions set forth in Exhibit D hereto. Further, Seller hereby covenants that, notwithstanding any failure by the 1.5 Lien Noteholders to deliver all of the 1.5 Lien Notes prior to the Closing Date, upon consummation of the transactions contemplated by the Exchange Agreement, Seller will cancel all Exchange Notes and will treat such Exchange Notes as no longer outstanding for all purposes.”

2.9            Schedule A and Schedule B to the Exchange Agreement are hereby deleted in their entirety and replaced with Schedule A and Schedule B attached.

2.10          The Exchange Agreement is hereby amended to add Exhibit D attached.

3.            Miscellaneous.

3.1            The Company hereby acknowledges that each undersigned Noteholder is the holder of record of the 1.5 Lien Notes listed in Schedule A next to such Noteholder’s name.

3.2            Entire Agreement. Except as specifically amended or waived in this Omnibus Amendment, the Exchange Notes shall otherwise continue in full force and effect. This Omnibus Amendment together with the Exchange Notes, the Note Purchase Agreements (as amended by this Omnibus Amendment), the other Note Documents (as defined in the Note Purchase Agreements) and the Exchange Agreement (as amended by this Omnibus Amendment) constitute the entire understanding among the Parties and the parties thereto with respect to the subject matter hereof and thereof and replace and supersede all prior agreements and understandings, both written and oral, among the Parties and the parties thereto with respect to the subject matter hereof and thereof.

3.3            Governing Law. THIS OMNIBUS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

3.4            Judicial Interpretation. The parties hereto agree that they have been represented by legal counsel during the negotiation and execution of this Omnibus Amendment and, therefore, waive the application of any regulation, holding, rule of construction or Law providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

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3.5            Counterparts. This Omnibus Amendment may be executed in any number of counterparts, each of which will be an original, and all of which, when taken together, will constitute one agreement. Delivery of an executed counterpart of this Omnibus Amendment by facsimile or portable document format (PDF) will be effective as delivery of a manually executed counterpart of this Omnibus Amendment.

3.6            Termination and Release.

The parties hereto acknowledge and agree that upon the cancellation of the 1.5 Lien Notes as contemplated pursuant to the Purchase Agreement, the 1.5 Lien Note Purchase Agreements and each of the Note Documents relating to the 1.5 Lien Note Purchase Agreements shall be automatically terminated and any and all other agreements, documents and instruments executed in connection therewith, shall be automatically and irrevocably terminated in its entirety and be of no further force or effect, and the Collateral Agent for the 1.5 Lien Notes, without recourse, representation or warranty, hereby irrevocably releases and terminates all security interests and other Liens on the Collateral securing the 1.5 Lien Notes created pursuant to the Collateral Documents relating to the 1.5 Lien Notes.

The Collateral Agent for the 1.5 Lien Notes will promptly, (i) at the Seller’s sole cost and expense, deliver or cause to be delivered any Collateral in its possession or control, to the Seller or to such other person or entity as the Seller may otherwise direct and (ii) execute and deliver to the Seller, its successors or assigns, at any time and from time to time, upon and after the date hereof, at such requestor’s sole cost and expense, such releases, notices of release, discharges, full reconveyances, termination statements and similar documents (and, if applicable, in recordable form) as such person may reasonably request in writing in connection with, or to effectuate or evidence, the termination of the 1.5 Lien Note Purchase Agreements and the release and termination of Liens and security interests granted in respect of the 1.5 Lien Notes or the Note Guarantees relating to the 1.5 Lien Notes. The Collateral Agent for the 1.5 Lien Notes hereby authorizes the Seller, its successors and assigns, and their respective agents or designees (including Dorsey & Whitney LLP) to file or record any of the foregoing releases, notices of release, discharges, termination statements and similar documents pertaining to all Liens and security interests of the Collateral Agent for the 1.5 Lien Notes in the Collateral securing the 1.5 Lien Notes.

[signature pages to follow]

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IN WITNESS WHEREOF, the Parties have executed this Omnibus Amendment as of the date first above written.

HYCROFT MINING CORPORATION
a Delaware corporation

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Executive Vice President and Chief Financial Officer

HYCROFT RESOURCES & DEVELOPMENT, LLC,
ALLIED VGH LLC,
VICTORY EXPLORATION LLC

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

ALLIED NEVADA GOLD HOLDINGS LLC

By:	/s/ Randy E. Buffington
	Name:	Randy E. Buffington
	Title:	Manager

[Signature Page to Note Purchase Agreement (1.5 NPA and Exchange Agreement)]

MUDS ACQUISITION SUB, INC.

By:	/s/ Jason Mudrick
	Name:	Jason Mudrick
	Title:	President

[Signature Page to Omnibus Amendment (1.5 NPA and Exchange Agreement)]

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P., as a 1.5 Lien Noteholder and New Subordinated Noteholder

By: Highbridge Capital Management, LLC, its Trading Manager

By:	/s/ Jonathan Segal
	Name:	Jonathan Segal
	Title:	Managing Director

[Signature Page to Note Purchase Agreement (1.5 NPA and Exchange Agreement)]

highbridge msf international ltd., as a 1.5 Lien Noteholder and New Subordinated Noteholder

By: Highbridge Capital Management, LLC, its Trading Manager

By:	/s/ Jonathan Segal
	Name:	Jonathan Segal
	Title:	Managing Director

[Signature Page to Note Purchase Agreement (1.5 NPA and Exchange Agreement)]

boston patriot batterymarch st llc,
as a 1.5 Lien Noteholder and New Subordinated Noteholder

By: Mudrick Capital Management, LP, its investment manager

By:	/s/ Glenn Springer
	Name:	Glenn Springer
	Title:	Chief Financial Officer

[Signature Page to Omnibus Amendment (1.5 NPA and Exchange Agreement)]

Mudrick Distressed Opportunity Specialty Fund, L.P,
as a 1.5 Lien Noteholder and New Subordinated Noteholder

By: Mudrick Capital Management, LP, its investment manager

By:	/s/ Glenn Springer
	Name:	Glenn Springer
	Title:	Chief Financial Officer

[Signature Page to Omnibus Amendment (1.5 NPA and Exchange Agreement)]

Mudrick Distressed Opportunity Drawdown Fund, L.P. , as a 1.5 Lien Noteholder and New Subordinated Noteholder

By: Mudrick Capital Management, LP, its investment manager

By:	/s/ Glenn Springer
	Name:	Glenn Springer
	Title:	Chief Financial Officer

[Signature Page to Note Purchase Agreement (1.5 NPA and Exchange Agreement)]

Mudrick DISTRESSED OPPORTUNITY FUND GLOBAL LP, as a 1.5 Lien Noteholder and New Subordinated Noteholder

By: Mudrick Capital Management, LP, its investment manager

By:	/s/ Glenn Springer
	Name:	Glenn Springer
	Title:	Chief Financial Officer

[Signature Page to Note Purchase Agreement (1.5 NPA and Exchange Agreement)]

BLACKWELL PARTNERS LLC – Series A, as a 1.5 Lien Noteholder and New Subordinated Noteholder

By: Mudrick Capital Management, LP, its investment manager

By:	/s/ Glenn Springer
	Name:	Glenn Springer
	Title:	Chief Financial Officer

[Signature Page to Note Purchase Agreement (1.5 NPA and Exchange Agreement)]

MERCER QIF FUND PLC, as a 1.5 Lien Noteholder and New Subordinated Noteholder

By: Mudrick Capital Management, LP, its investment manager

By:	/s/ Glenn Springer
	Name:	Glenn Springer
	Title:	Chief Financial Officer

[Signature Page to Note Purchase Agreement (1.5 NPA and Exchange Agreement)]

ALSV LIMITED., as a 1.5 Lien Noteholder and a New Subordinated Noteholder

By:	/s/ Robert H. Lynch, Jr.
Name: Robert H. Lynch, Jr.
Title: Managing Member

By:	/s/ Andrew David
Name: Andrew David
Title: Chief Operating Officer

APSV, L.L.C., as a 1.5 Lien Noteholder and a New Subordinated Noteholder

By:	/s/ Robert H. Lynch, Jr.
Name: Robert H. Lynch, Jr.
Title: Managing Member

By:	/s/ Andrew David
Name: Andrew David
Title: Chief Operating Officer

[Signature Page to Note Purchase Agreement (1.5 NPA and Exchange Agreement)]

WBOX 2015-5 LTD., as Collateral Agent and as a 1.5 Lien Noteholder and New Subordinated Noteholder

By:	/s/ Mark M. Strefling
	Name:	Mark M. Strefling
	Title:	Director

[Signature Page to Note Purchase Agreement (1.5 NPA and Exchange Agreement)]

WFF CAYMAN II LTD., as a New Subordinated Noteholder

By:	/s/ Kenneth L. Nadel
	Name:	Kenneth L. Nadel
	Title:	Authorized Signatory

[Signature Page to Note Purchase Agreement (1.5 NPA and Exchange Agreement)]

WOLVERINE FLAGSHIP FUND TRADING LIMITED, as a 1.5 Lien Noteholder

By: Wolverine Asset Management, LLC, its investment manager

By:	/s/ Kenneth L. Nadel
	Name:	Kenneth L. Nadel
	Title:	Chief Operating Officer

[Signature Page to Note Purchase Agreement (1.5 NPA and Exchange Agreement)]